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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                _________________



                                    FORM 8-K

                                _________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                       February 7, 2001 (February 6, 2001)
                Date of Report (Date of earliest event reported)



                                STORAGE USA, INC.
             (Exact name of registrant as specified in its charter)


            Tennessee                  001-12910                  62-1251239
          ------------               ------------               ----------------
    (State or other jurisdiction  (Commission File No.)        (I.R.S. Employer
          of incorporation)                                  Identification No.)


                           175 Toyota Plaza, Suite 700
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)


                                 (901) 252-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events.
         ------------



     On February 6, 2001, the New York Supreme Court, in an oral ruling by Justice Gammerman, declined to certify either a New York or nationwide class in a class action challenging certain of the Company's late fees, foreclosure fees and administrative fees. The ruling may be appealed by the plaintiffs. The Company had previously reported on the progress of the case, West 125th Street Associates, L.L.C. v. Storage USA, Inc. and SUSA Partnership, L.P., New York County, Index No. 401589/00, in its periodic filings with the Securities and Exchange Commission.
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                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              STORAGE USA, INC.



Date:  February 7, 2001        By:  /s/ John W. McConomy
                                    John W. McConomy
                                    Executive Vice President and General Counsel